Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill [Abstract]
GOODWILL

17. GOODWILL

The Company carries goodwill at its cost of $2,446.6 million with no accumulated impairment losses since acquisition.

Impairment

Goodwill is tested for impairment at the entity level because that represents the lowest level at which goodwill supports the Company’s operations and is monitored internally. The annual impairment test on goodwill was performed in the fourth quarters of 2020, 2019, and 2018 in accordance with the policy described in Note 3.

 In 2020 and 2019, a quantitative assessment of goodwill was performed. The Company’s recoverable amount exceeded the carrying value therefore, no impairment was recognized.

The most significant assumptions used in the quantitative impairment test for 2020 and 2019 were as follows:

●	Market multiples;

●	Discount rate; and

●	Terminal year growth rate.

Some of the more sensitive assumptions used in the quantitative analysis, including the forecasted cash flows, discount rate and market multiples, could have yielded different estimates of the recoverable amount. Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value.

In 2018, after performing the qualitative assessment of goodwill, the Company concluded that it is remote that the fair value is less than the carrying amount. Therefore, the quantitative goodwill impairment test was not required.